EXHIBIT 10.49

                              EZ VOTING AGREEMENT
                              -------------------

      THIS VOTING AGREEMENT, is dated as of August 5, 1996, by and among each of the undersigned stockholders (individually, a "Stockholder" and collectively, the "Stockholders") of EZ Communications, Inc., a Virginia corporation ("EZ"), and American Radio Systems Corporation, a Delaware corporation ("American").

                             W I T N E S S E T H :

      WHEREAS, each of the Stockholders is the beneficial and record owner of the shares of EZ Common Stock set forth opposite each such Stockholder's name on Schedule A;

      WHEREAS, concurrently with the execution of this Agreement, American and EZ are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which EZ will be merged with and into American (the "Merger"), with American continuing as the Surviving Corporation; and

      WHEREAS, in order to induce American to enter into the Merger Agreement, the Stockholders wish to make certain representations, warranties, covenants and agreements in connection with the Merger.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I
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                                 DEFINITIONS
                                 -----------

      1.1 Definitions. Terms defined in the singular shall have a comparable
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meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Merger Agreement and the following terms shall have the following meanings:

            "beneficially own" shall have the meaning set forth in Rule 13d-3
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      under the Exchange Act.

            "Permitted Assignee" shall mean with respect to each Stockholder,
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      (a) a Stockholder, (b) a Stockholder's lineal descendants, (c) a trust for the benefit of, the estate of, executors, personal representatives, administrators, guardians or conservators of, any of the individuals referred to in the foregoing clauses (a) and (b) (but only in


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      their capacity as such) and (d) charitable trusts and charitable foundations formed by a Stockholder.

            "Representatives" shall have the meaning set forth in Section 3.4.
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                                  ARTICLE II
                                  ----------

                        REPRESENTATIONS AND WARRANTIES
                             OF THE STOCKHOLDERS

      2.1   Representations and Warranties of the Stockholders.  Each
            --------------------------------------------------
Stockholder represents and warrants, severally but not jointly, to American as follows:

            (a) Ownership of Company Shares. Such Stockholder is the beneficial
                ---------------------------
      owner of the shares of EZ Common Stock set forth opposite such Stockholder's name on Schedule A, free and clear of all Liens. There are no rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any shares of capital stock of EZ or any of its Subsidiaries that are owned by such Stockholder, and there are no voting trusts or voting agreements with respect to such shares. The shares of EZ Common Stock set forth opposite such Stockholder's name on Schedule A constitute all of the outstanding shares of capital stock of EZ owned beneficially or of record by such Stockholder and, except as disclosed in the EZ Disclosure Schedule, such Stockholder does not have any Convertible Securities or Option Securities of EZ.

            (b) Authority to Execute and Perform Agreements. Such Stockholder
                -------------------------------------------
      has the full legal right and power and all authority required to enter into, execute and deliver this Agreement and to perform fully such Stockholder's obligations hereunder. The execution and delivery of this Agreement by such Stockholder have been duly authorized by all requisite organizational action, if any, on the part of such Stockholder. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (c)   No Conflicts; Consents.
                  ----------------------

                  (i) The execution and delivery by such Stockholder of this
            Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under (A) any contract, agreement or other binding

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            arrangement to which such Stockholder is a party or (B) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator applicable to such Stockholder.

                  (ii) No consents, approvals or authorizations of, or notices or filings with, any Governmental Authority or any Third Party are required to be obtained or made by such Stockholder in connection with the execution and delivery by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby.

            (d) Ownership of American Common Stock. As of the date hereof, (i)
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      such Stockholder does not, and, to its best knowledge, its Affiliates do not, beneficially own, directly or indirectly, shares of American Common Stock (or Convertible Securities or Option Securities of American) and
      (ii) such Stockholder is not, and, to its best knowledge, its Affiliates are not, parties to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, shares of American Common Stock (or Convertible Securities or Option Securities of American).

                                 ARTICLE III
                                 -----------

                                  COVENANTS

      3.1 No Disposition of Shares. Each of the Stockholders agrees that, except
          ------------------------
as set forth in Schedule A, such Stockholder shall not sell, transfer, pledge, hypothecate, encumber or otherwise dispose of (except upon such Stockholder's death), or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, hypothecation, encumbrance or other disposition of, any of the shares of the EZ Common Stock set forth opposite such Stockholder's name on Schedule A; provided, however, that such Stockholder shall have the right to transfer such shares to a Permitted Assignee if such Permitted Assignee becomes a party to this Agreement and agrees to be bound by the terms hereof. Each Stockholder agrees that the certificates representing the shares of EZ Common Stock owned by such Stockholder shall bear a legend indicating that such shares are subject to this Agreement, which legend may be removed upon termination of this Agreement. Except as specifically set forth herein, each Stockholder agrees not to exchange or convert any shares of Class B Common Stock of EZ for or into shares of Class A Common Stock of EZ.

      3.2 Voting Arrangements. Each of the Stockholders agrees that, except
          -------------------
pursuant to this Agreement, it shall not grant any proxies, deposit any shares of EZ Common Stock into a voting trust or enter into any voting agreement with respect to any shares of EZ Common Stock now or hereafter owned by such Stockholder, other than proxies to vote such shares at any annual or special meeting of stockholders of EZ on matters unrelated to the matters set forth in
Section 4.1 hereof.

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      3.3 Satisfaction of Conditions to the Merger. Each of the Stockholders
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agrees that, subject to his fiduciary duty as a director of EZ, such
Stockholder, in its capacity as such, shall assist and cooperate with the parties to the Merger Agreement in doing all things necessary, proper or advisable under Applicable Laws as promptly as practicable to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement and the Collateral Documents and such Stockholder shall not take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made or in any of the conditions set forth in Article 7 of the Merger Agreement not being satisfied.

      3.4 No Solicitation. Each of the Stockholders agrees that such Stockholder
          ---------------
shall not, nor shall it authorize or permit any of its agents, investment bankers, attorneys, financial advisors or other representatives (collectively, "Representatives") to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing information or assistance) or take other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, a Purchase Proposal from any Person other than American, or engage in any discussions or negotiations relating thereto or in furtherance thereof or accept or enter into any agreement with respect to any Purchase Proposal; provided, however, that, notwithstanding any other provision of this Agreement, if such Stockholder or Representative is a member of the Board of Directors, such Stockholder or Representative may take any action, including casting a vote or signing a written consent, in such Person's capacity as a director that the Board of Directors would be permitted to take in accordance with Section 6.9 of the Merger Agreement. Subject to the foregoing, such Stockholder shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by such Stockholder or any of its Representatives with respect to any of the foregoing. Each such Stockholder shall promptly (but in any event within 24 hours thereafter) notify American orally and in writing of any Purchase Proposal or any inquiry which could lead to a Purchase Proposal, within 24 hours of the receipt thereof, including the identity of the Third Party making any such Purchase Proposal or inquiry and the material terms and conditions of any Purchase Proposal, and if such inquiry or proposal is in writing, such Stockholder shall deliver to American a copy of such inquiry or proposal.

                                  ARTICLE IV
                                  ----------

                              PROXY; CONVERSION;
                         ELECTIONS; WAIVER OF RIGHTS

      4.1 Proxy. Each Stockholder hereby agrees that, during the term of this
          -----
Agreement, at any meeting of the stockholders of EZ, however called, and at every adjournment thereof, and in any action by written consent of the stockholders of EZ, to (a) vote all of the shares of EZ Common Stock then owned by such Stockholder in favor of the adoption of the Merger Agreement as in effect on the date hereof (as such agreement may be amended (i) as contemplated by Section 9.1 of the Merger Agreement or (ii) with the consent of such

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Stockholder) and each of the other transactions contemplated thereby and any action required in furtherance thereof, (b) vote such shares against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of EZ under the Merger Agreement, and (c) vote such shares against any Purchase Proposal or any other action or agreement that, directly or indirectly, is inconsistent with or that would, or is reasonably likely to, directly or indirectly, impede, interfere with or attempt to discourage the Merger or any other transaction contemplated by the Merger Agreement, including, but not limited to (i) any extraordinary corporate transaction (other than the Merger on the terms set forth in the Merger Agreement), such as a merger, consolidation, business combination, reorganization, recapitalization or liquidation involving EZ or any of its Subsidiaries, (ii) a sale or transfer of a material amount of assets of EZ or any of its Subsidiaries, or (iii) any material change in EZ's corporate structure or business; provided, however, that, if such Stockholder or any Representative is a member of the Board of Directors of EZ, nothing herein shall be construed to obligate such Stockholder or Representative to act in such Stockholder's or Representative's capacity as a director in any manner which may conflict with such Person's fiduciary duties as a director of EZ.

      In furtherance of the foregoing, (a) each Stockholder hereby appoints American and the proper officers of American, and each of them, with full power of substitution in the premises, its proxies to vote all such Stockholder's shares of EZ Common Stock at any meeting, general or special, of the stockholders of EZ, and to execute one or more written consents or other instruments from time to time in order to take such action without the necessity of a meeting of the stockholders of EZ, in accordance with the provisions of the preceding paragraph and (b) American hereby agrees to vote such shares or execute written consents or other instruments in accordance with the provisions of the preceding paragraph.

      Notwithstanding the provisions of this Section 4.1, American agrees that it will not exercise, or permit any of its officers to exercise, the power granted to it pursuant to such provisions prior to 12:01 a.m. on the day that is 31 days from the date hereof.

      The proxy and power of attorney granted herein shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest and shall revoke all prior proxies granted by such Stockholder. Such Stockholder shall not grant any proxy to any person which conflicts with the proxy granted herein, and any attempt to do so shall be void. The power of attorney granted herein is a durable power of attorney and shall survive the disability or incompetence of such Stockholder.

      4.2 Waiver of Appraisal Rights. Each Stockholder hereby waives its rights
          --------------------------
to appraisal under Section 13.1-730 of the VCA with respect to any shares of EZ Common Stock owned by it in connection with the transactions contemplated by the Merger Agreement.

      4.3 Waiver of Certain Rights. Each Stockholder hereby waives and agrees
          ------------------------
not to assert any claims or rights it may have against any director of EZ in respect of approval or

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adoption of the Merger Agreement or the consummation of the Merger or the other transactions contemplated thereby.

                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS

      5.1 Termination. This Agreement shall terminate upon the earlier to occur
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of (i) the mutual consent of American and all of the Stockholders, (ii) the termination of the Merger Agreement prior to the consummation of the Merger (including, without limitation, a termination by EZ pursuant to Section 6.9 thereof), and (iii) the consummation of the Merger.

      5.2 Amendment. This Agreement may be amended only by a written instrument
          ---------
executed by the parties or their respective successors or assigns.

      5.3 Notices. Notices, requests, permissions, waivers and other
          -------
communications hereunder shall be in writing and shall be deemed to have been duly given if signed by the respective persons giving them (in the case of any corporation the signature shall be by an officer thereof) and delivered by hand, deposited in the United States mail (registered or certified, return receipt requested), properly addressed and postage prepaid, or delivered by telecopy:

            If to American at the addresses and to the Persons (including the copies) set forth in the Merger Agreement; and

            If to any of the Stockholders, in care of EZ at the addresses and to the Persons (including the copies) set forth in the Merger Agreement.

      5.4 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

      5.5 Applicable Law. This Agreement shall be governed by, and construed in
          --------------
accordance with, the laws of the Commonwealth of Virginia without reference to choice of law principles, including all matters of construction, validity and performance.

      5.6 Severability; Enforcement. The invalidity of any portion hereof shall
          -------------------------
not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

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      5.7 Further Assurances. Each party hereto shall execute and deliver such
          ------------------
additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

      5.8 Parties in Interest; Assignment. Neither this Agreement nor any of the
          -------------------------------
rights, interest or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

      5.9 Entire Agreement. This Agreement and the Merger Agreement and the
          ----------------
Collateral Documents contain the entire understanding of the parties hereto and thereto with respect to the subject matter contained herein and therein, and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto or to the Merger Agreement or any of the Collateral Documents with respect to the transactions contemplated by this Agreement and the Merger Agreement and the Collateral Documents other than those set forth herein or therein or made hereunder or thereunder.

      6.10 Specific Performance. The parties hereto agree that the remedy at law
           --------------------
for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

      6.11 Headings; References. The section and paragraph headings contained in
           --------------------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to "Sections" or "Exhibits" shall be deemed to be references to Articles or Sections hereof or Exhibits hereto unless otherwise indicated.









                            [SIGNATURE PAGE FOLLOWS.]

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      IN WITNESS WHEREOF, each of the parties hereto had caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                 American Radio Systems Corporation

                                 By: /s/ Steven B. Dodge
                                 -------------------------------
                                 Name:  Steven B. Dodge
                                 Title: President, Chief Executive Officer
                                        and Chairman

                                 /s/ Arthur Kellar
                                 -------------------------------
                                 Arthur Kellar

                                 /s/ Alan Box
                                 -------------------------------
                                 Alan Box

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                                   SCHEDULE A
                                   ----------

                                     Number and Designation of Shares
Name and Address of Stockholder      of EZ Common Stock Owned
- - -------------------------------      ------------------------

Arthur Kellar                        2,439,720 shares of Class B Common Stock
EZ Communications, Inc.
10800 Main Street
Fairfax, Virginia  22030

Alan Box                             438,177 shares of Class B Common Stock
EZ Communications, Inc.
10800 Main Street
Fairfax, Virginia  22030



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